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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 6, 2002, in Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-86880) and related Prospectus of Advanced Neuromodulation Systems, Inc. dated May 1, 2002 for the registration of up to 2,875,000 shares of its common stock.


                                                               Ernst & Young LLP



Dallas, Texas
May 1, 2002